Exhibit 99.1

Joint Filer Information

Each of the following joint filers has designated Milton R. Berlinski as the “Designated Filer” for purposes of the attached Form 3:

1.	Reverence Capital Partners LLC 477 Madison Ave., 23rd Floor New York, NY 10022

2.	RCP GenPar HoldCo LLC c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

3.	RCP GenPar LP c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

4.	RCP Opp Fund I GP, L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

5.	Reverence Capital Partners Opportunities Fund I, L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

6.	Reverence Capital Partners Opportunities Fund I (Cayman) L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

7.	Reverence Capital Partners Opportunities Fund I (AI), L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

8.	RCP Co-Invest GP LLC c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

9.	RCP Lake Co-Invest, L.P. c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

10.	Milton R. Berlinski c/o Reverence Capital Partners 477 Madison Ave., 23rd Floor New York, NY 10022

REVERENCE CAPITAL PARTNERS LLC

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

RCP GENPAR HOLDCO, LLC

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

RCP GENPAR LP
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

RCP OPP FUND I GP, L.P.
By: RCP GenPar LP, its general partner
By: RCP GenPar HoldCo LLC, its general partner

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I, L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (CAYMAN), L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (AI), L.P.
By: RCP Opp Fund I GP, L.P.,
its general partner
By: RCP GenPar LP,
its general partner
By: RCP GenPar HoldCo LLC,
its general partner

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

RCP CO-INVEST GP, LLC
By: Reverence Capital Partners LLC,
its managing member

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

RCP LAKE CO-INVEST, L.P.
By: RCP Lake Co-Invest GP LLC,
its general partner
By: Reverence Capital Partners LLC,
its managing member

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date

/s/ Milton Berlinski	February 21, 2018
** Signature of Reporting Person	Date